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                                  UNITED STATES
                        SECURITIES & EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of report (Date of earliest event reported):

                                October 30, 2002

                                INTERLIANT, INC.
                                ----------------

             (Exact name of registrant as specified in its charter)



     Delaware                             0-26115                13-3978980
------------------------------       --------------        ---------------------
 (State or other jurisdiction         (Commission            (I.R.S. Employer
      of incorporation)               File Number)          Identification No.)



         Two Manhattanville Road
           Purchase, New York                                      10577
(Address of principal executive offices)                         (Zip Code)

                                 (914) 640-9000
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

On November 1, 2002, Interliant, Inc. (the "Company") issued a press release announcing that on October 30, 2002 it had closed on sale to Sprint of assets and operations that it had used to provide private-label and high-volume dedicated Web hosting to Sprint. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) The following document is furnished as an exhibit to this report:



Exhibit                                                                 Page
Number    Description                                                  Number
-------   ----------------------------------------------------        ---------
99.1      Press Release of Interliant, Inc. dated November 1 2002.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 4, 2002

                                  INTERLIANT, INC.

                        By:   /s/ Bruce S. Klein
                            -------------------------
                            Bruce S. Klein
                            Senior Vice President, General
                            Counsel and Secretary